SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported): April 29, 2003
                                                             (April 29, 2003)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                0-10592                                  14-1630287
      -----------------------------         ------------------------------
         (Commission File Number)           (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311
                                                            --------------






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TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on April 29, 2003 announcing that Henry Collins, Secretary and General Counsel will be leaving the Company effective May 23, 2003 to return to private law practice. Other TrustCo employees will assume his duties and responsibilities. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.        Description
                           99(a)             Press release dated April 29, 2003
                                             announcing that Henry
                                             Collins, Secretary and
                                             General Counsel will be
                                             leaving the Company
                                             effective May 23, 2003 to
                                             return to private law
                                             practice. Other TrustCo
                                             employees will assume his
                                             duties and
                                             responsibilities.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 29, 2003

                                                    TrustCo Bank Corp NY
                                                    (Registrant)


                                                     By:/s/ Robert T. Cushing
                                                  ----------------------------
                                                      Robert T. Cushing
                                                      President and
                                                      Chief Executive Officer




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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                               Page
------------------         ----------------------------         ----------
         99(a)             Press release dated April 29, 2003          5
                           announcing that Henry Collins,
                           Secretary and General Counsel will be
                           leaving the Company effective May 23,
                           2003 to return to private law practice.
                           Other TrustCo employees will assume
                           his duties and responsibilities.





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                                                                 Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                     News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:      Trustco Bank                                    NASDAQ - TRST

                 Robert M. Leonard
                 Vice President
                 518-381-3693


FOR IMMEDIATE RELEASE

TrustCo Bank Corp NY (TrustCo) announced that Henry Collins, Secretary and General Counsel will be leaving the Company effective May 23, 2003 to return to private law practice. Other TrustCo employees will assume his duties and responsibilities.

Except for historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts. TrustCo wishes to caution readers not to place undo reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including but not limited to: (1) credit risk, (2) interest rate risk,
(3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected.

TrustCo does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.


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